Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
25.	SUBSEQUENT EVENTS

In January 2020, novel coronavirus (“ COVID-19”) has spread rapidly to many parts of China and other parts of the world. The epidemic has resulted in quarantines, travel restrictions, and the temporary closure of stores and facilities in China and elsewhere. Substantially all of the Group’s revenue and workforce are concentrated in China. Consequently, the COVID-19 outbreak may materially adversely affect the Group’s business operations and its financial condition and operating results for 2020, including but not limited to material negative impact to the Group’s total revenues and significant downward adjustments or impairment to the Group’s long-term assets. Because of the significant uncertainties surrounding the COVID-19 outbreak, the extent of the business disruption and the related financial impact cannot be reasonably estimated at this time.

In February 2020, Puxin Limited entered into an amendment agreement with AHA. Pursuant to the agreement, the maturity date of the loans to AHA shall be extended to September 6, 2021.

In February and March 2020, Purong Information and Mr. Yunlong Sha jointly entered into credit agreements with two different third parties. Each agreement will provide credit facility at RMB350,000 to Purong Information. Purong Information, with an advance notice, can draw down amounts within the credit facility and Purong Information's obligations under these credit agreements are guaranteed by Mr. Yunlong Sha.